14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant  [ X ]
Filed by a Party other than the  Registrant  [  ]
Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential,  for  Use  of the  Commission  Only  (as  Permitted  by
        Rule 14a-6(e)(2))
[    ]  Definitive  Proxy  Statement
[ X  ]  Definitive  Additional Materials
[    ]  Solicitation  Material  Pursuant to Rule 14a-11(c) or rule 14a-12

                           Hemispherx Biopharma, Inc.
                ________________________________________________
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         Title  of each  class  of  securities  to  which  transaction  applies:
         Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         Proposed maximum aggregate value of transaction:
                                                          ----------------------
         5)       Total fee paid:
                                  -------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:
                                                           ---------------------
         (3)      Filing Party:

         (4)      Date Filed:

Dear Stockholders of Hemispherx Biopharma,

It is extremely important that you vote your shares for the annual stockholder meeting. If you have already voted, thank you for your participation. If you have not, I strongly urge you to vote your proxy as soon as possible.

The record date remains July 21, 2008. The purposes for which the meeting is being held remain the same as those listed in our Notice of Annual Meeting of August 1, 2008.

United   States   stockholders   will  receive  an   additional   proxy  mailing
electronically or in the mail.

The following information is for European stockholders of Hemispherx:

A significant number of stockholders are domiciled in Europe and less readily accessible for notification purposes. European banks do not forward the proxy to European stockholders, and will need to contact your bank directly.

The following banks will vote directly on behalf of the stockholder as instructed:

KBC   -   Contact    Nadine   Merckx   at   +32   2   429   2549   or   e   mail
general.meetings@kbcsecurities.be ATTN: Nadine Merckx in the subject line.

Dexia - Contact K. Nelis at +32 2 222 11 11

Fortis: Contact Kellen Van Liefferinge at +32 (0)2 210 42 52 or Tarik Daggouz at +32 22748384

All others banks will issue a legal proxy or a certificate certifying the number of shares owned, which must be accompanied by a signed and dated proxy. The following is contact information to request a legal proxy or certificate:

Keytrade: Mr. Condotta at +32 2 679 9119 or email paolo.condotta@keytradebank.com

Procapital Belgium: Jo Cuyvers at +32 2.505.01.60 or email jo.cuyvers@procapital.be

ING:  Sonia De Block at +32 2 738 21 21 or e mail sonia.de-block@ing.be

Please send a copy of the certificate accompanied by a signed and dated proxy card as soon as possible via fax or e mail to:

Fax:  +001 212 929 0308

e-mail: proxy@mackenziepartners.com or dwil@willstar.net



If your bank is not listed above, please contact me and I will assist you in obtaining information on how to vote your shares.

Best regards,

Dianne Will
Investor Relations for Hemispherx Biopharma, Inc.


Dianne Will
Investor Relations
phone: 518-398-6222
e-mail: dwill@willstar.net

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